SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                        December 11, 1998



                      THE COCA-COLA COMPANY
     (Exact name of Registrant as specified in its charter)



       Delaware             001-02217             58-0628465
   (State or other        (Commission           (IRS Employer
     jurisdiction         File Number)        Identification No.)
   of incorporation)



              One Coca-Cola Plaza
                Atlanta, Georgia                   30313
    (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (404)676-2121

Item 5.  Other Events

     On December 11, 1998, The Coca-Cola Company (the "Company") and Cadbury Schweppes plc announced that they have signed agreements for The Coca-Cola Company to acquire Cadbury Schweppes' beverage brands in more than 120 countries around the world for approximately $1.85 billion. The transactions do not apply to the U.S., France and South Africa.

     On December 11, 1998, the Company also announced its expectations for fourth-quarter worldwide volume and EPS trends.



Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

          99.1 Press release of The Coca-Cola Company issued December 11, 1998 - The Coca-Cola Company and Cadbury Schweppes announce $1.85 billion transaction for Cadbury Schweppes beverage brands

          99.2  Press release of The Coca-Cola Company issued
                December 11, 1998 - The Coca-Cola Company announces expectations for fourth-quarter worldwide volume and EPS trends

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE COCA-COLA COMPANY
                                    (REGISTRANT)



Date:  December 15, 1998        By:/s/ JAMES E. CHESTNUT
                                   ---------------------------
                                   James E. Chestnut
                                   Senior Vice President and
                                    Chief Financial Officer

                          Exhibit Index



 Exhibit No.
 -----------
    99.1 Press release of The Coca-Cola Company issued December 11, 1998 - The Coca-Cola Company and Cadbury Schweppes announce $1.85 billion transaction for Cadbury Schweppes beverage brands

    99.2        Press release of The Coca-Cola Company issued
                December 11, 1998 - The Coca-Cola Company announces expectations for fourth-quarter worldwide volume and EPS trends